The Sentinel Funds

Supplement dated November 16, 2009

to the Statement of Additional Information dated March 31, 2009

Reorganization of Sentinel Government Money Market Fund

Effective as of the close of business November 13, 2009, the Sentinel Government Money Market Fund, a series of Sentinel Group Funds, Inc., was reorganized into the U.S. Government Portfolio of the Daily Income Fund, an unaffiliated money market fund managed by Reich & Tang Asset Management, LLC.  Current references to the Sentinel Government Money Market Fund in the Statement of Additional Information are no longer applicable.